UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012 (June 13, 2012)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

5.07

Submission of Matters to a Vote of Security Holders.

On June 13, 2011, Inland Diversified Real Estate Trust, Inc. (referred to herein as the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders elected the seven nominees listed below to serve as directors for a term ending at the next annual meeting of stockholders, and each will continue in office until his or her successor has been elected and qualifies, or until his or her earlier death, removal, resignation or retirement.

The voting results for each of the seven persons nominated to serve as directors are as follows:

Nominee	For	Withheld
Lee A. Daniels	37,607,122	625,650
Gerald W. Grupe	37,601,038	631,733
Brenda G. Gujral	37,597,855	634,916
Heidi N. Lawton	37,620,817	611,954
Barry L. Lazarus	37,618,923	613,848
Robert D. Parks	37,623,694	609,078
Charles W. Wurtzebach	37,624,299	608,472

No broker non-votes were cast in the election of directors.  No other proposals were submitted to a vote of the stockholders at the Company’s 2012 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	June 15, 2012	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Accounting Officer

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